UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 25, 2005

Bear Stearns Asset Backed Securities I LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-113636 (Commission File Number)	20-0842986 (IRS Employer Identification No.)
383 Madison Avenue, New York, NY (Address of principal executive offices)	10179 (Zip Code)

Registrant's telephone number, including area code 212-272-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Bear Stearns Asset Backed Securities I Trust 2005-HE5, Asset-Backed Certificates, Series 2005-HE5, which was made on August 25, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to section 5.06 of the Pooling and Servicing Agreement for the distribution on August 25, 2005.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF BEAR STEARNS ASSET BACKED SECURITIES I LLC, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: August 30, 2005
Bear Stearns Asset Backed Securities I Trust
Asset-Backed Certificates
Series 2005-HE5
ABN AMRO Acct: 722663.2
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
25-Jul-05
26-Sep-05
24-Aug-05
Administrator:
Christopher Lewis 312.904.7992
christopher.lewis@abnamro.com
Analyst:
Rachel Gaxiola 714.259.6216
Rachel.Gaxiola@ABNAMRO.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Bond Principal Reconciliation
Shortfall Summary Report
Swap Summary Report
Asset-Backed Facts ~ 15 Month Loan Status Summary Part I
Asset-Backed Facts ~ 15 Month Loan Status Summary Part II
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Realized Loss Detail
Page 2-3
Page 4-12

Page 17-25
Page 26-34
Page 35-43

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
BS005HE5
BS005HE5_200508_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
31-May-05
27-Jun-05
25-Jun-35
Parties to The Transaction
Issuer: Bear Stearns Asset Backed Securities I LLC
Depositor: Bear Stearns Asset Backed Securities, Inc.
Underwriter: Bear Stearns & Co. Inc.
Master Servicer: EMC Mortgage Corporation
Rating Agency: Standard & Poor's Ratings Services/Moody's Investors Service, Inc.
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.emcmortgagecorp.com
www.etrustee.net

24-Aug-2005 - 08:31 (V790-V811,V875) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.426928%
3.460000%
3.641250%
25-Aug-05
25-Aug-05
25-Jul-05
26-Sep-05
24-Aug-05
Bear Stearns Asset Backed Securities I Trust
Asset-Backed Certificates
Series 2005-HE5
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
349
Bond Payments
Statement Date:
ABN AMRO Acct: 722663.2
901.399145398
46.762548461
0.000000000
854.636596937
2.771051236
3.7512500000%
0.00
0.00
0.000000000
3.5700000000%
0.000000000
073879VV7
I-A-1
136,192,000.00
6,368,685.00
0.00
116,394,667.41
377,395.01
122,763,352.41
1000.000000000
0.000000000
0.000000000
1000.000000000
3.177500000
3.8712500000%
0.00
0.00
0.000000000
3.6900000000%
0.000000000
073879VW5
I-A-2
56,024,000.00
0.00
0.00
56,024,000.00
178,016.26
56,024,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.272222026
3.9812500000%
0.00
0.00
0.000000000
3.8000000000%
0.000000000
073879VX3
I-A-3
11,341,000.00
0.00
0.00
11,341,000.00
37,110.27
11,341,000.00
945.120673805
33.438903708
0.000000000
911.681770097
2.994982428
3.8612500000%
0.00
0.00
0.000000000
3.6800000000%
0.000000000
073879VY1
II-A-1
158,206,000.00
5,290,235.20
0.00
144,233,526.12
473,824.19
149,523,761.32
945.120674066
33.438903694
0.000000000
911.681770372
3.035675204
3.9112500000%
0.00
0.00
0.000000000
3.7300000000%
0.000000000
073879VZ8
II-A-2
39,551,000.00
1,322,542.08
0.00
36,057,925.70
120,063.99
37,380,467.78
1000.000000000
0.000000000
0.000000000
1000.000000000
3.366944555
4.0912500000%
0.00
0.00
0.000000000
3.9100000000%
0.000000000
073879WA2
M-1
40,184,000.00
0.00
0.00
40,184,000.00
135,297.30
40,184,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.573610993
4.3312500000%
0.00
0.00
0.000000000
4.1500000000%
0.000000000
073879WB0
M-2
30,529,000.00
0.00
0.00
30,529,000.00
109,098.77
30,529,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.599444319
4.3612500000%
0.00
0.00
0.000000000
4.1800000000%
0.000000000
073879WC8
M-3
8,872,000.00
0.00
0.00
8,872,000.00
31,934.27
8,872,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.098888585
4.9412500000%
0.00
0.00
0.000000000
4.7600000000%
0.000000000
073879WD6
M-4
7,306,000.00
0.00
0.00
7,306,000.00
29,946.48
7,306,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.159167158
5.0112500000%
0.00
0.00
0.000000000
4.8300000000%
0.000000000
073879WE4
M-5
6,784,000.00
0.00
0.00
6,784,000.00
28,215.79
6,784,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.486388197
5.3912500000%
0.00
0.00
0.000000000
5.2100000000%
0.000000000
073879WF1
M-6
5,219,000.00
0.00
0.00
5,219,000.00
23,414.46
5,219,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
5.562778369
6.6412500000%
0.00
599.56
0.127647435
6.3117640742%
0.000000000
073879WG9
M-7
4,697,000.00
0.00
0.00
4,697,000.00
26,128.37
4,697,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
5.562778310
6.6412500000%
0.00
666.20
0.127648975
6.3117640742%
0.000000000
073879WH7
M-8
5,219,000.00
0.00
0.00
5,219,000.00
29,032.14
5,219,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
94.288297908
0.00
)
(4,582.82
)
(0.390305623
N/A
0.000000000
073879WJ3
CE
11,741,619.21
0.00
0.00
11,741,619.21
1,107,097.29
11,741,619.21
1000.000000000
0.000000000
0.000000000
1000.000000000
2240079.900000000
0.00
224,007.99
2240079.900000000
N/A
0.000000000
073879WK0
P
100.00
0.00
0.00
100.00
224,007.99
100.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879WL8
R-1
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879WM6
R-2
0.00
0.00
0.00
0.00
0.00
0.00
24-Aug-2005 - 08:31 (V790-V811,V875) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.426928%
3.460000%
3.641250%
25-Aug-05
25-Aug-05
25-Jul-05
26-Sep-05
24-Aug-05
Bear Stearns Asset Backed Securities I Trust
Asset-Backed Certificates
Series 2005-HE5
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
349
Bond Payments
Statement Date:
ABN AMRO Acct: 722663.2
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879WP9
R-3
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879WN4
R-X
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
220,690.93
521,865,719.21
497,584,300.72
15,912,044.86
Total
484,602,838.44
12,981,462.28
0.00
2,930,582.58
24-Aug-2005 - 08:31 (V790-V811,V875) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
25-Jul-05
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE5
ABN AMRO Acct: 722663.2
Statement Date:
Cash Reconciliation Summary
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
3,093,896.66
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
245,691.59
43,979.54
12,677,518.76
10,978.08
0.00
0.00
16,074,428.16
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
497,584,200.72
245,691.59
12,721,498.30
0.00
14,272.59
0.00
484,602,738.44
3,057
63
1
0
2,993
207,326.75
Extra Principal
Trigger Event
No
3,294.31
12,981,462.28
Over Collateralization Amt
11,738,324.90
Less Extra Principal
Remittance Interest
)
(3,294.31
3,090,602.35
0.00
12,735,770.69
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(2,363.52
3,096,260.19
Total Fees
209,690.28
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.82
0
0.00
2,363.52
LPMI Fees
0.00
0.00
0.00

24-Aug-2005 - 08:31 (V790-V811,V875) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
25-Jul-05
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE5
ABN AMRO Acct: 722663.2
Statement Date:
Cash Reconciliation Summary Group 1 Loans - Fixed 1st Lien
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
81,245.71
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
11,209.19
603.56
376,000.00
0.00
0.00
0.00
469,128.11
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
14,662,148.37
11,209.19
376,603.56
0.00
0.00
0.00
14,274,335.62
68
1
0
0
67
6,109.23
Trigger Event
No
387,812.75
Over Collateralization Amt
11,738,324.90
Remittance Interest
81,245.71
0.00
376,603.56
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(69.65
81,315.36
Total Fees
6,178.87
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.82
0
0.00
69.65
LPMI Fees
0.00
0.00
0.00

24-Aug-2005 - 08:31 (V790-V811,V875) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
25-Jul-05
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE5
ABN AMRO Acct: 722663.2
Statement Date:
Cash Reconciliation Summary Group 1 Loans - Fixed 2nd Lien
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
55,587.73
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
3,522.15
)
(989.02
126,778.32
0.00
0.00
0.00
184,928.02
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
6,072,997.74
3,522.15
125,789.30
0.00
0.00
0.00
5,943,686.29
82
2
0
0
80
2,530.42
Trigger Event
No
129,311.45
Over Collateralization Amt
11,738,324.90
Remittance Interest
55,587.73
0.00
125,789.30
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(28.85
55,616.57
Total Fees
2,559.26
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.82
0
0.00
28.85
LPMI Fees
0.00
0.00
0.00

24-Aug-2005 - 08:31 (V790-V811,V875) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
25-Jul-05
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE5
ABN AMRO Acct: 722663.2
Statement Date:
Cash Reconciliation Summary Group 1 Loans - ARM 228 1st Lien
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
1,190,054.43
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
75,757.21
11,986.15
4,190,286.66
0.00
0.00
0.00
5,469,030.99
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
199,272,724.23
75,757.21
4,202,272.81
0.00
0.00
0.00
194,994,694.41
827
16
0
0
811
83,030.30
Trigger Event
No
4,278,030.02
Over Collateralization Amt
11,738,324.90
Remittance Interest
1,190,054.43
0.00
4,202,272.81
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(946.55
1,191,000.97
Total Fees
83,976.85
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.82
0
0.00
946.55
LPMI Fees
0.00
0.00
0.00

24-Aug-2005 - 08:31 (V790-V811,V875) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
25-Jul-05
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE5
ABN AMRO Acct: 722663.2
Statement Date:
Cash Reconciliation Summary Group 1 Loans - ARM 327 1st Lien
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
215,533.19
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
10,412.63
1,254.96
1,560,247.01
0.00
0.00
0.00
1,787,596.31
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
31,267,680.38
10,412.63
1,561,501.97
0.00
0.00
0.00
29,695,765.78
160
5
0
0
155
13,028.20
Trigger Event
No
1,571,914.60
Over Collateralization Amt
11,738,324.90
Remittance Interest
215,533.19
0.00
1,561,501.97
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(148.52
215,681.71
Total Fees
13,176.72
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.82
0
0.00
148.52
LPMI Fees
0.00
0.00
0.00

24-Aug-2005 - 08:31 (V790-V811,V875) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
25-Jul-05
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE5
ABN AMRO Acct: 722663.2
Statement Date:
Cash Reconciliation Summary Group 2 Loans - Fixed 1st Lien
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
169,071.30
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
24,249.05
2,887.76
147,075.56
0.00
0.00
0.00
343,415.52
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
27,759,561.54
24,249.05
149,963.32
0.00
0.00
0.00
27,585,349.17
268
2
0
0
266
11,566.48
Trigger Event
No
174,212.37
Over Collateralization Amt
11,738,324.90
Remittance Interest
169,071.30
0.00
149,963.32
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(131.86
169,203.15
Total Fees
11,698.34
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.82
0
0.00
131.86
LPMI Fees
0.00
0.00
0.00

24-Aug-2005 - 08:31 (V790-V811,V875) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
25-Jul-05
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE5
ABN AMRO Acct: 722663.2
Statement Date:
Cash Reconciliation Summary Group 2 Loans - Fixed 2nd Lien
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
58,630.23
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
4,149.50
1,685.74
98,519.58
10,978.08
0.00
0.00
173,993.79
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
6,454,703.02
4,149.50
100,205.32
0.00
14,272.59
0.00
6,336,075.61
159
2
1
0
156
2,689.46
Trigger Event
No
115,332.90
Over Collateralization Amt
11,738,324.90
Remittance Interest
58,630.23
0.00
111,183.40
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(30.66
58,660.89
Total Fees
2,720.12
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.82
0
0.00
30.66
LPMI Fees
0.00
0.00
0.00

24-Aug-2005 - 08:31 (V790-V811,V875) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
25-Jul-05
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE5
ABN AMRO Acct: 722663.2
Statement Date:
Cash Reconciliation Summary Group 2 Loans - ARM 228 1st Lien
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
1,153,409.43
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
103,190.36
25,228.56
5,811,820.43
0.00
0.00
0.00
7,094,521.90
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
183,815,135.10
103,190.36
5,837,048.99
0.00
0.00
0.00
177,874,895.75
1,307
33
0
0
1,274
76,589.64
Trigger Event
No
5,940,239.35
Over Collateralization Amt
11,738,324.90
Remittance Interest
1,153,409.43
0.00
5,837,048.99
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(873.12
1,154,282.55
Total Fees
77,462.76
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.82
0
0.00
873.12
LPMI Fees
0.00
0.00
0.00

24-Aug-2005 - 08:31 (V790-V811,V875) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
25-Jul-05
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE5
ABN AMRO Acct: 722663.2
Statement Date:
Cash Reconciliation Summary Group 2 Loans - ARM 327 1st Lien
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
170,364.65
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
13,201.50
1,321.83
366,791.20
0.00
0.00
0.00
551,813.50
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
28,279,250.34
13,201.50
368,113.03
0.00
0.00
0.00
27,897,935.81
186
2
0
0
184
11,783.02
Trigger Event
No
381,314.53
Over Collateralization Amt
11,738,324.90
Remittance Interest
170,364.65
0.00
368,113.03
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(134.33
170,498.97
Total Fees
11,917.35
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.82
0
0.00
134.33
LPMI Fees
0.00
0.00
0.00

24-Aug-2005 - 08:31 (V790-V811,V875) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Class
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
25-Jul-05
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE5
ABN AMRO Acct: 722663.2
Bond Interest Reconciliation
Additions
Accrual
Method Days
Statement Date:
Accrued
Certificate
Interest
Prior
Int Carry-Fwd
Shortfall
Prior
Shortfall
Reimbursement
Other
Interest
Proceeds
Other
Interest
Losses
Current
Int Carry-Fwd
Shortfall
Remaining
Int Carry-Fwd
Shortfall
Net Cap Rate
in Effect
Y/N
Distributable
Certificate
Interest
Interest
Payment
Amount
Deductions
Outstanding
Deposits from
YM Agreement
Remaining Basis
Risk Carry-Fwd
Shortfall
Current Basis
Risk Carry-Fwd
Shortfall
0.00
31
377,395.01
377,395.01
Act/360
0.00
377,395.01
0.00
0.00
0.00
0.00
No
I-A-1
0.00
0.00
0.00
0.00
31
178,016.26
178,016.26
Act/360
0.00
178,016.26
0.00
0.00
0.00
0.00
No
I-A-2
0.00
0.00
0.00
0.00
31
37,110.27
37,110.27
Act/360
0.00
37,110.27
0.00
0.00
0.00
0.00
No
I-A-3
0.00
0.00
0.00
0.00
31
473,824.19
473,824.19
Act/360
0.00
473,824.19
0.00
0.00
0.00
0.00
No
II-A-1
0.00
0.00
0.00
0.00
31
120,063.99
120,063.99
Act/360
0.00
120,063.99
0.00
0.00
0.00
0.00
No
II-A-2
0.00
0.00
0.00
0.00
31
135,297.30
135,297.30
Act/360
0.00
135,297.30
0.00
0.00
0.00
0.00
No
M-1
0.00
0.00
0.00
0.00
31
109,098.77
109,098.77
Act/360
0.00
109,098.77
0.00
0.00
0.00
0.00
No
M-2
0.00
0.00
0.00
0.00
31
31,934.27
31,934.27
Act/360
0.00
31,934.27
0.00
0.00
0.00
0.00
No
M-3
0.00
0.00
0.00
0.00
31
29,946.48
29,946.48
Act/360
0.00
29,946.48
0.00
0.00
0.00
0.00
No
M-4
0.00
0.00
0.00
0.00
31
28,215.79
28,215.79
Act/360
0.00
28,215.79
0.00
0.00
0.00
0.00
No
M-5
0.00
0.00
0.00
0.00
31
23,414.46
23,414.46
Act/360
0.00
23,414.46
0.00
0.00
0.00
0.00
No
M-6
0.00
0.00
0.00
0.00
31
26,128.37
26,128.37
Act/360
0.00
25,528.81
0.00
0.00
0.00
0.00
Yes
M-7
0.00
0.00
599.56
0.00
31
29,032.13
29,032.14
Act/360
0.00
28,365.94
0.00
0.00
0.00
0.00
Yes
M-8
0.00
0.00
666.19
0.00
30
1,111,680.11
1,107,097.29
30/360
0.00
1,111,680.11
0.00
4,582.81
4,582.81
0.00
No
CE
0.00
0.00
0.00
0.00
30
224,007.99
224,007.99
0.00
0.00
0.00
0.00
0.00
0.00
No
P
0.00
0.00
0.00
0.00
1,265.75
0.00
2,709,891.65
2,935,165.39
2,930,582.58
0.00
4,582.81
4,582.81
0.00
0.00
0.00
(2) Interest Carry-Forward Shortfall is unpaid interest with interest thereon
(3) Basis Risk Carry-Forward Shortfall - difference between LIBOR plus margin and the Net Rate Cap.
24-Aug-2005 - 08:31 (V790-V811,V875) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
25-Jul-05
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE5
ABN AMRO Acct: 722663.2
Bond Principal Reconciliation
Credit Support
Original
Current(4)
Statement Date:
Beginning
Class Balance
Unscheduled
Principal
Payment
Extra
Principal
Payment Amt
Prior
Loss
Reimburs.
Rated
Final
Maturity
Class
Current
Losses
Original
Class Balance
Scheduled
Principal
Payment
Ending
Class Balance
Cumulative
Losses
Interest on
Losses
Additions
Losses
7.00
1.00
I-A-1
20.52%
22.15%
6/25/2035
116,394,667.41
0.00
0.00
122,763,352.41
136,192,000.00
100,901.18
0.00
0.00
1,616.18
6,266,167.64
I-A-2
20.52%
22.15%
6/25/2035
56,024,000.00
0.00
0.00
56,024,000.00
56,024,000.00
0.00
0.00
0.00
0.00
0.00
I-A-3
20.52%
22.15%
6/25/2035
11,341,000.00
0.00
0.00
11,341,000.00
11,341,000.00
0.00
0.00
0.00
0.00
0.00
II-A-1
20.52%
22.15%
6/25/2035
144,233,526.12
0.00
0.00
149,523,761.32
158,206,000.00
115,832.62
0.00
0.00
1,342.50
5,173,060.08
II-A-2
20.52%
22.15%
6/25/2035
36,057,925.70
0.00
0.00
37,380,467.78
39,551,000.00
28,957.79
0.00
0.00
335.62
1,293,248.67
M-1
12.56%
13.56%
6/25/2035
40,184,000.00
0.00
0.00
40,184,000.00
40,184,000.00
0.00
0.00
0.00
0.00
0.00
M-2
6.51%
7.03%
6/25/2035
30,529,000.00
0.00
0.00
30,529,000.00
30,529,000.00
0.00
0.00
0.00
0.00
0.00
M-3
4.75%
5.13%
6/25/2035
8,872,000.00
0.00
0.00
8,872,000.00
8,872,000.00
0.00
0.00
0.00
0.00
0.00
M-4
3.31%
3.57%
6/25/2035
7,306,000.00
0.00
0.00
7,306,000.00
7,306,000.00
0.00
0.00
0.00
0.00
0.00
M-5
1.96%
2.12%
6/25/2035
6,784,000.00
0.00
0.00
6,784,000.00
6,784,000.00
0.00
0.00
0.00
0.00
0.00
M-6
0.93%
1.00%
6/25/2035
5,219,000.00
0.00
0.00
5,219,000.00
5,219,000.00
0.00
0.00
0.00
0.00
0.00
M-7
0.00%
0.00%
6/25/2035
4,697,000.00
0.00
0.00
4,697,000.00
4,697,000.00
0.00
0.00
0.00
0.00
0.00
M-8
0.00%
0.00%
6/25/2035
5,219,000.00
0.00
0.00
5,219,000.00
5,219,000.00
0.00
0.00
0.00
0.00
0.00
CE
NA
NA
6/25/2035
11,741,619.21
0.00
0.00
11,741,619.21
11,741,619.21
0.00
0.00
0.00
0.00
0.00
P
NA
NA
6/25/2035
100.00
0.00
0.00
100.00
100.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
245,691.59
0.00
12,732,476.38
3,294.31
521,865,719.21
484,602,838.44
497,584,300.72
24-Aug-2005 - 08:31 (V790-V811,V875) (c) 2005 LaSalle Bank N.A.

(1) Extra Principal Amounts: the lessor of (i) the excess, if any, of the overcollateralization Target Amount over the Overcollateralization Amount.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
25-Jul-05
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE5
ABN AMRO Acct: 722663.2
Interest Adjustments Summary
Statement Date
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
22.75
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
22.75
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
224,007.99
224,007.99
Total Excess Allocated to the Bonds
223,985.24
)
(22.75
Aggregate Interest Adjustment Allocated to the Bonds
0.00
224,007.99
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss
Interest Income
0.00

24-Aug-2005 - 08:31 (V790-V811,V875) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
25-Jul-05
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE5
ABN AMRO Acct: 722663.2
SWAP Payments
Statement Date:
Net Swap payment payable to the Swap Provider
Net Swap payment payable to the Swap Administrator
Swap Termination payment payable to the Swap Administrator
Swap Termination payment payable to the Swap Provider
0.00
160,019.78
0.00
0.00

24-Aug-2005 - 08:31 (V790-V811,V875) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
25-Jul-05
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE5
ABN AMRO Acct: 722663.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
2.87%
2.66%
1.47%
1.35%
4
0.13%
542,578
0.11%
0.17%
0.12%
0.00%
0.00%
25-Aug-05
86
12,871,559
44
6,564,889
5
575,632
0
0
2,854
464,048,080
95.36%
95.76%
2.65%
2.18%
0.59%
0.63%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Jul-05
81
10,835,153
18
3,138,016
0
0
0
0
2,958
483,611,033
96.76%
97.19%
1.64%
1.59%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Jun-05
51
8,134,498
0
0
0
0
0
0
3,068
503,335,862
98.36%
98.41%

24-Aug-2005 - 08:31 (V790-V811,V875) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
25-Jul-05
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE5
ABN AMRO Acct: 722663.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Group 1 Loans - Fixed 1st Lien
0.00%
0.00%
1.49%
0.82%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-05
0
0
1
117,037
0
0
0
0
66
14,157,299
98.51%
99.18%
1.47%
0.80%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Jul-05
1
117,107
0
0
0
0
0
0
67
14,545,041
98.53%
99.20%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Jun-05
0
0
0
0
0
0
0
0
70
15,312,566
100.00%
100.00%

24-Aug-2005 - 08:31 (V790-V811,V875) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
25-Jul-05
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE5
ABN AMRO Acct: 722663.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Group 1 Loans - Fixed 2nd Lien
0.00%
0.00%
2.50%
2.54%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-05
0
0
2
151,160
0
0
0
0
78
5,792,526
97.50%
97.46%
3.66%
3.50%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Jul-05
3
212,611
0
0
0
0
0
0
79
5,860,387
96.34%
96.50%
2.27%
2.32%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Jun-05
2
151,607
0
0
0
0
0
0
86
6,378,966
97.73%
97.68%

24-Aug-2005 - 08:31 (V790-V811,V875) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
25-Jul-05
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE5
ABN AMRO Acct: 722663.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Group 1 Loans - ARM 228 1st Lien
3.45%
2.66%
1.73%
1.34%
3
0.37%
424,813
0.22%
0.12%
0.08%
0.00%
0.00%
25-Aug-05
28
5,177,574
14
2,615,679
1
163,600
0
0
765
186,613,028
94.33%
95.70%
2.78%
2.01%
1.21%
1.07%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Jul-05
23
4,006,305
10
2,131,792
0
0
0
0
794
193,134,627
96.01%
96.92%
2.25%
1.44%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Jun-05
19
2,943,481
0
0
0
0
0
0
824
201,959,466
97.75%
98.56%

24-Aug-2005 - 08:31 (V790-V811,V875) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
25-Jul-05
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE5
ABN AMRO Acct: 722663.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Group 1 Loans - ARM 327 1st Lien
3.23%
3.61%
1.94%
2.38%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-05
5
1,072,692
3
705,800
0
0
0
0
147
27,917,273
94.84%
94.01%
2.50%
1.65%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Jul-05
4
515,696
0
0
0
0
0
0
156
30,751,985
97.50%
98.35%
1.25%
2.70%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Jun-05
2
844,000
0
0
0
0
0
0
158
30,437,161
98.75%
97.30%

24-Aug-2005 - 08:31 (V790-V811,V875) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
25-Jul-05
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE5
ABN AMRO Acct: 722663.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Group 2 Loans - Fixed 1st Lien
1.50%
1.05%
1.13%
0.70%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-05
4
288,389
3
194,097
0
0
0
0
259
27,102,864
97.37%
98.25%
1.87%
1.86%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Jul-05
5
516,178
0
0
0
0
0
0
263
27,243,384
98.13%
98.14%
0.73%
0.99%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Jun-05
2
284,195
0
0
0
0
0
0
271
28,338,962
99.27%
99.01%

24-Aug-2005 - 08:31 (V790-V811,V875) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
25-Jul-05
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE5
ABN AMRO Acct: 722663.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Group 2 Loans - Fixed 2nd Lien
1.92%
2.28%
1.28%
1.32%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-05
3
144,187
2
83,327
0
0
0
0
151
6,108,561
96.79%
96.41%
3.14%
3.17%
0.63%
0.88%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Jul-05
5
204,434
1
56,930
0
0
0
0
153
6,193,339
96.23%
95.95%
2.50%
3.25%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Jun-05
4
210,429
0
0
0
0
0
0
156
6,262,331
97.50%
96.75%

24-Aug-2005 - 08:31 (V790-V811,V875) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
25-Jul-05
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE5
ABN AMRO Acct: 722663.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Group 2 Loans - ARM 228 1st Lien
3.30%
3.27%
1.41%
1.43%
1
0.08%
117,765
0.07%
0.16%
0.08%
0.00%
0.00%
25-Aug-05
42
5,812,298
18
2,542,089
2
148,495
0
0
1,211
169,254,249
95.05%
95.15%
2.91%
2.73%
0.38%
0.37%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Jul-05
38
5,025,402
5
685,549
0
0
0
0
1,264
178,104,184
96.71%
96.89%
1.50%
1.81%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Jun-05
20
3,436,836
0
0
0
0
0
0
1,317
186,148,952
98.50%
98.19%

24-Aug-2005 - 08:31 (V790-V811,V875) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
25-Jul-05
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE5
ABN AMRO Acct: 722663.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Group 2 Loans - ARM 327 1st Lien
2.17%
1.35%
0.54%
0.56%
0
0.00%
0
0.00%
1.09%
0.94%
0.00%
0.00%
25-Aug-05
4
376,420
1
155,700
2
263,536
0
0
177
27,102,280
96.20%
97.15%
1.08%
0.84%
1.08%
0.93%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Jul-05
2
237,420
2
263,744
0
0
0
0
182
27,778,086
97.85%
98.23%
1.06%
0.92%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Jun-05
2
263,950
0
0
0
0
0
0
186
28,497,459
98.94%
99.08%

24-Aug-2005 - 08:31 (V790-V811,V875) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
25-Jul-05
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE5
ABN AMRO Acct: 722663.2
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Aug-05
0
0
0
0
1
206,504
2
112,937
5
575,632
0
0
0.00%
0.00%
0.00%
0.00%
0.17%
0.12%
0.03%
0.04% 0.07%
0.02% 0.00%
0.00%
0.00%
0.00%
0.17%
0.11%
0
0
5
513,752
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Jul-05
0
0
0
0
1
79,833
1
158,202
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.03%
0.02% 0.03%
0.03% 0.00%
0.00%
0.00%
0.00%
0.07%
0.05%
0
0
2
252,637
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
27-Jun-05
0
0
0
0
1
158,288
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.03%
0.03% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

24-Aug-2005 - 08:31 (V790-V811,V875) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
25-Jul-05
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE5
ABN AMRO Acct: 722663.2
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group 1 Loans - Fixed 1st Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Aug-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Jul-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
27-Jun-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

24-Aug-2005 - 08:31 (V790-V811,V875) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
25-Jul-05
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE5
ABN AMRO Acct: 722663.2
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group 1 Loans - Fixed 2nd Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Aug-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Jul-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
27-Jun-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

24-Aug-2005 - 08:31 (V790-V811,V875) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
25-Jul-05
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE5
ABN AMRO Acct: 722663.2
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group 1 Loans - ARM 228 1st Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Aug-05
0
0
0
0
0
0
1
79,799
1
163,600
0
0
0.00%
0.00%
0.00%
0.00%
0.12%
0.08%
0.00%
0.00% 0.12%
0.04% 0.00%
0.00%
0.00%
0.00%
0.25%
0.12%
0
0
2
234,904
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Jul-05
0
0
0
0
1
79,833
1
158,202
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.12%
0.04% 0.12%
0.08% 0.00%
0.00%
0.00%
0.00%
0.12%
0.08%
0
0
1
163,875
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
27-Jun-05
0
0
0
0
1
158,288
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.12%
0.08% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

24-Aug-2005 - 08:31 (V790-V811,V875) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
25-Jul-05
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE5
ABN AMRO Acct: 722663.2
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group 1 Loans - ARM 327 1st Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Aug-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Jul-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
27-Jun-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

24-Aug-2005 - 08:31 (V790-V811,V875) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
25-Jul-05
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE5
ABN AMRO Acct: 722663.2
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group 2 Loans - Fixed 1st Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Aug-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Jul-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
27-Jun-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

24-Aug-2005 - 08:31 (V790-V811,V875) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
25-Jul-05
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE5
ABN AMRO Acct: 722663.2
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group 2 Loans - Fixed 2nd Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Aug-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Jul-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
27-Jun-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

24-Aug-2005 - 08:31 (V790-V811,V875) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
25-Jul-05
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE5
ABN AMRO Acct: 722663.2
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group 2 Loans - ARM 228 1st Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Aug-05
0
0
0
0
1
206,504
1
33,138
2
148,495
0
0
0.00%
0.00%
0.00%
0.00%
0.16%
0.08%
0.08%
0.12% 0.08%
0.02% 0.00%
0.00%
0.00%
0.00%
0.24%
0.16%
0
0
3
278,848
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Jul-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.08%
0.05%
0
0
1
88,762
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
27-Jun-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

24-Aug-2005 - 08:31 (V790-V811,V875) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
25-Jul-05
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE5
ABN AMRO Acct: 722663.2
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group 2 Loans - ARM 327 1st Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Aug-05
0
0
0
0
0
0
0
0
2
263,536
0
0
0.00%
0.00%
0.00%
0.00%
1.09%
0.94%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Jul-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
27-Jun-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

24-Aug-2005 - 08:31 (V790-V811,V875) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
25-Jul-05
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE5
ABN AMRO Acct: 722663.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
25-Aug-05
2,993
94.33%
484,602,738
92.86%
2.06%
2.55%
1
0.03%
3,295
0.00%
349
7.43%
6.92%
63
12,677,519
0.00
0.00
0.00
10,978.08
25-Jul-05
3,057
96.34%
497,584,201
95.35%
1.99%
2.66%
0
0.00%
0
0.00%
350
7.43%
6.92%
62
13,596,953
0.00
0.00
0.00
0.00
27-Jun-05
3,119
98.30%
511,470,360
98.01%
1.70%
1.93%
0
0.00%
0
0.00%
351
7.43%
6.92%
54
10,071,279
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

24-Aug-2005 - 08:31 (V790-V811,V875) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
25-Jul-05
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE5
ABN AMRO Acct: 722663.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group 1 Loans - Fixed 1st Lien
25-Aug-05
67
2.11%
14,274,336
2.74%
1.47%
2.56%
0
0.00%
0
0.00%
348
7.16%
6.65%
1
376,000
0.00
0.00
0.00
0.00
25-Jul-05
68
2.14%
14,662,148
2.81%
2.86%
4.17%
0
0.00%
0
0.00%
349
7.18%
6.67%
2
638,150
0.00
0.00
0.00
0.00
27-Jun-05
70
2.21%
15,312,566
2.93%
4.11%
6.28%
0
0.00%
0
0.00%
350
7.16%
6.65%
3
1,027,541
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

24-Aug-2005 - 08:31 (V790-V811,V875) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
25-Jul-05
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE5
ABN AMRO Acct: 722663.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group 1 Loans - Fixed 2nd Lien
25-Aug-05
80
2.52%
5,943,686
1.14%
2.44%
2.09%
0
0.00%
0
0.00%
226
10.60%
10.09%
2
126,778
0.00
0.00
0.00
0.00
25-Jul-05
82
2.58%
6,072,998
1.16%
6.82%
6.94%
0
0.00%
0
0.00%
226
10.69%
10.18%
6
453,393
0.00
0.00
0.00
0.00
27-Jun-05
88
2.77%
6,530,573
1.25%
2.22%
1.80%
0
0.00%
0
0.00%
225
10.72%
10.21%
2
119,834
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

24-Aug-2005 - 08:31 (V790-V811,V875) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
25-Jul-05
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE5
ABN AMRO Acct: 722663.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group 1 Loans - ARM 228 1st Lien
25-Aug-05
811
25.56%
194,994,694
37.36%
1.93%
2.10%
0
0.00%
0
0.00%
354
7.21%
6.70%
16
4,190,287
0.00
0.00
0.00
0.00
25-Jul-05
827
26.06%
199,272,724
38.18%
1.90%
2.71%
0
0.00%
0
0.00%
355
7.22%
6.71%
16
5,544,993
0.00
0.00
0.00
0.00
27-Jun-05
843
26.57%
204,902,947
39.26%
1.86%
2.13%
0
0.00%
0
0.00%
356
7.22%
6.71%
16
4,460,831
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

24-Aug-2005 - 08:31 (V790-V811,V875) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
25-Jul-05
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE5
ABN AMRO Acct: 722663.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group 1 Loans - ARM 327 1st Lien
25-Aug-05
155
4.88%
29,695,766
5.69%
3.13%
4.99%
0
0.00%
0
0.00%
354
7.80%
7.29%
5
1,560,247
0.00
0.00
0.00
0.00
25-Jul-05
160
5.04%
31,267,680
5.99%
0.00%
0.00%
0
0.00%
0
0.00%
355
7.80%
7.29%
0
0
0.00
0.00
0.00
0.00
27-Jun-05
160
5.04%
31,281,161
5.99%
1.84%
2.96%
0
0.00%
0
0.00%
356
7.79%
7.28%
3
955,000
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

24-Aug-2005 - 08:31 (V790-V811,V875) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
25-Jul-05
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE5
ABN AMRO Acct: 722663.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group 2 Loans - Fixed 1st Lien
25-Aug-05
266
8.38%
27,585,349
5.29%
0.75%
0.53%
0
0.00%
0
0.00%
338
7.81%
7.31%
2
147,076
0.00
0.00
0.00
0.00
25-Jul-05
268
8.45%
27,759,562
5.32%
1.83%
2.90%
0
0.00%
0
0.00%
340
7.81%
7.30%
5
829,371
0.00
0.00
0.00
0.00
27-Jun-05
273
8.60%
28,623,157
5.48%
0.73%
0.48%
0
0.00%
0
0.00%
340
7.81%
7.30%
2
138,335
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

24-Aug-2005 - 08:31 (V790-V811,V875) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
25-Jul-05
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE5
ABN AMRO Acct: 722663.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group 2 Loans - Fixed 2nd Lien
25-Aug-05
156
4.92%
6,336,076
1.21%
1.26%
1.53%
1
0.63%
3,295
0.05%
220
10.81%
10.30%
2
98,520
0.00
0.00
0.00
10,978.08
25-Jul-05
159
5.01%
6,454,703
1.24%
0.63%
0.19%
0
0.00%
0
0.00%
221
10.81%
10.30%
1
12,474
0.00
0.00
0.00
0.00
27-Jun-05
160
5.04%
6,472,759
1.24%
3.61%
2.92%
0
0.00%
0
0.00%
221
10.83%
10.32%
6
195,030
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

24-Aug-2005 - 08:31 (V790-V811,V875) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
25-Jul-05
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE5
ABN AMRO Acct: 722663.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group 2 Loans - ARM 228 1st Lien
25-Aug-05
1,274
40.15%
177,874,896
34.08%
2.52%
3.16%
0
0.00%
0
0.00%
354
7.36%
6.85%
33
5,811,820
0.00
0.00
0.00
0.00
25-Jul-05
1,307
41.19%
183,815,135
35.22%
2.24%
2.98%
0
0.00%
0
0.00%
355
7.35%
6.85%
30
5,651,773
0.00
0.00
0.00
0.00
27-Jun-05
1,337
42.14%
189,585,788
36.33%
1.47%
1.47%
0
0.00%
0
0.00%
356
7.35%
6.85%
20
2,835,680
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

24-Aug-2005 - 08:31 (V790-V811,V875) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
25-Jul-05
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE5
ABN AMRO Acct: 722663.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group 2 Loans - ARM 327 1st Lien
25-Aug-05
184
5.80%
27,897,936
5.35%
1.08%
1.30%
0
0.00%
0
0.00%
354
7.29%
6.78%
2
366,791
0.00
0.00
0.00
0.00
25-Jul-05
186
5.86%
28,279,250
5.42%
1.06%
1.62%
0
0.00%
0
0.00%
355
7.28%
6.77%
2
466,799
0.00
0.00
0.00
0.00
27-Jun-05
188
5.92%
28,761,409
5.51%
1.05%
1.16%
0
0.00%
0
0.00%
356
7.28%
6.77%
2
339,028
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

24-Aug-2005 - 08:31 (V790-V811,V875) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
25-Jul-05
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE5
ABN AMRO Acct: 722663.2
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
200508
1379
14,272.59
0.00
15.90
10,978.08
3,294.51
0.00%
76.92%
Not Avail.
Not Avail.
14,272.59
0.00
15.90
10,978.08
3,294.51
14,272.59
3,294.51
10,978.08
15.90
0.00
Current Total
Cumulative
24-Aug-2005 - 08:31 (V790-V811,V875) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..